PRINCIPAL FINANCIAL GROUP PROTOTYPE
                                FOR SAVINGS PLANS



                      THIS IS A 401(k) PROFIT SHARING PLAN.


                         ADOPTION AGREEMENT NONSTANDARD


                        IRS SERIAL NO. K305394b ADOPTION
                       AGREEMENT PLAN NO. 001 TO BE USED
                             WITH BASIC PLAN NO. 02

                           APPROVED: JULY 22, 2003 103


                                 Principal Life
                               Insurance Company
                          Des Moines, Iowa 50392-0001

                           DEPARTMENT OF THE TREASURY
                 INTERNAL REVENUE SERVICE WASHINGTON, D.C. 20224

 Plan Description: Prototype Non-standardized Profit Sharing Plan with CODA
 FFN: 50307440002-001          Case: 200302005        EIN: 42-0127290
 Letter Serial No: K305394b

                                          Contact Person: Ms. Arrington 50-00197
 PRINCIPAL LIFE INSURANCE CO              Telephone Number: (202) 283-8811
 710 9TH STREET                           In Reference to: T:EP:RA:T2
 DES MOINES, IA 50309                     Date: 07/22/2003

Dear Applicant:

In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to Employee Plans Determinations in Cincinnati at the address specified in section 9.11 of Rev. Proc. 2000-20, 2000-6 I.R.B. 553.

This letter considers the changes in qualifications requirements made by the Uruguay Round Agreements Act (GATT), Pub. L. 103-465, the Small Business Job Protection Act of 1996, Pub. L. 104-188, the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353, the Taxpayer Relief Act of 1997, Pub. L. 105-34, the Job Creation and WorkersAssistance Act of 2002, Pub.
L. 105-206 and the Community Renewal Tax Relief Act of 2000, Pub. L. 106-554. These laws are referred to collectively as GUST.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). However, an employer that adopts this plan may rely on this letter with respect to the qualification of its plan under Code section 401(a), as provided for in Announcement 2001-77, 2001-30 I.R.B. and outlined below. The terms of the plan must be followed in operation.

Except as provided below, our opinion does not apply with respect to the requirements of: (a) Code sections 401(a)(4), 401(a)(26), (401(1), 410(b) and
414(s). Our opinion does not apply for purposes of Code section 401(a)(10)(B) and section 401(a)(16) if an employer ever maintained another qualified plan for one or more employees who are covered by this plan. For this purpose, the employer will not be considered to have maintained another plan merely because the employer has maintained another defined contribution plan(s), provided such other plan(s) has been terminated prior to the effective date of this plan and no annual additions have been credited to the account of any participant under such other plan(s) as of any date within the limitation year of this plan. Likewise, if this plan is first effective on or after the effective date of the repeal of Code section 415(e), the employer will not be considered to have maintained another plan merely because the employer has maintained a defined benefit plan(s), provided the defined benefit plan(s) has been terminated prior to the effective date of this plan. Our opinion also does not apply for purposes of Code section 401(a)(16) if, after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3).

PRINCIPAL LIFE INSURANCE CO
FFN: 50307440002-001
Page 2

 Our opinion applies with respect to the requirements of Code section 410(b) if 100 percent of all nonexcludable employees benefit under the plan. Employers that elect a safe harbor allocation formula and a safe harbor compensation definition can also rely on an opinion letter with respect to the nondiscriminatory amounts requirement under section 401(a)(4) and the requirements of sections 401 (k) and 401 (m) (except where the plan is a safe harbor plan under section 401(k)(12) that provides for the safe harbor contribution to be made under another plan).

 An employer that elects to continue to apply the pre-GUST family aggregation rules in years beginning after December 31,1996, or the combined plan limit of section 415(e) in years beginning after December 31,1999, will not be able to rely on the opinion letter without a determination letter. The employer may request a determination letter by filing an application with Employee Plans Determinations on Form 5307, Application for Determination for Adopters of Master or Prototype of Volume Submitter Plans.

 This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the remedial amendment extension period of section 19 of Rev. Proc. 2000-20, 2000-6 I.R.B. 553. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

 If you, the master or prototype sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the master or prototype sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

 If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

 You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                         Sincerely yours,

                         Paul T. Shultz

                         Director
                         Employee Plans Rulings & Agreements

                               TABLE OF CONTENTS



A.      ADOPTION AGREEMENT                                            1
B.      EMPLOYER                                                      1
C.      PLAN NAME                                                     1

D.      EFFECTIVE DATE                                                1
E.      YEARLY DATE                                                   2
F.      FISCAL YEAR                                                   2

G.     NAMED FIDUCIARY                                                2
H.     PLAN ADMINISTRATOR                                             2
I.     PREDECESSOR EMPLOYER AND PRIOR EMPLOYER                        3

 J.    ELIGIBLE EMPLOYEE                                              4
 K.    HIGHLY COMPENSATED EMPLOYEE AND TESTING METHODS                6
 L.    ENTRY REQUIREMENTS                                             7

 M.    ENTRY DATE                                                     9
 N.    PAY                                                            10
 O.    ELECTIVE DEFERRAL CONTRIBUTIONS                                12

 P.    MATCHING CONTRIBUTIONS                                         17
 Q.    OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES                   19
 R.    NET PROFITS AND CONTRIBUTION REQUIREMENTS                      26

 S.    CONTRIBUTION MODIFICATIONS                                     27
 T.    VOLUNTARY CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS             29
 U.    INVESTMENTS                                                    30

 V.    VESTING PERCENTAGE                                             33
 W.    VESTING SERVICE                                                35
 X.    EQUIVALENCIES                                                  36

 Y.    WITHDRAWAL BENEFITS                                            37
 Z.    RETIREMENT AND THE START OF BENEFITS                           38
 AA.   FORMS OF DISTRIBUTION FOR RETIREMENT BENEFITS                  41

 AB. ADOPTING EMPLOYERS                                               42

 PRINCIPAL FINANCIAL GROUP PROTOTYPE FOR SAVINGS PLANS

 ADOPTION AGREEMENT - NONSTANDARDIZED FORM


 (Use black ink to complete the Adoption Agreement.)


A. This ADOPTION AGREEMENT together with the PRINCIPAL FINANCIAL GROUP PROTOTYPE BASIC SAVINGS PLAN constitutes (Select (1), (2), or (3).)

               1)   [ ] a new plan.

               2) [ ] a restatement of an existing plan (and trust). Such existing plan was qualifiable under 401(a) of the Internal Revenue Code. The provisions of this restatement are effective on _____________________________________________.
                    This is the RESTATEMENT DATE. (Select if not currently on this Plan No. 001, Basic Plan No. 02 with the approval date shown on the cover page.)


               3) [ ] Amendment No. _3_____________ to the Plan. It replaces all prior amendments to the Plan and the first Adoption Agreement. The provisions of this amendment are effective on April 1. 2003______________________________.
                    (Select if currently on this Plan No. 001, Basic Plan No. 02 with the approval date shown on the cover page.)


B. The terms we, us, and our, as they are used in this Plan, refer to the EMPLOYER. We,

        TEMECULA VALLEY BANK
        ________________________________________________________________________



       are the Employer. (Fill in exact legal name.)

C.    The PLAN NAME is

      T.V.B. 401(K) PLAN_______________________________________________________

     (For example: ABC, Inc. 401(k) Savings Plan.)

D. The Plan's original effective date is August 1, 1997____________________. This is the EFFECTIVE DATE.



Amend No. 3 Effective April 1, 2003      1       Annuity Contract No. GA 4-42423

E. The YEARLY DATE is the first day of each Plan Year. (Fill in the Effective Date. If this is not a new plan and the Yearly Date has changed more than once, fill in any Yearly Date that is not later than the Restatement Date or amendment effective date.)

     The Yearly Date is  August 1. 1997____________________________________
     and (Select one.)

     1)   [ ] the same day of each following year.

     2)   |X| each following January 1__________________________________. (The first Plan Year is short.)

     3)   [ ] (a) each following
          ___________________________________________________ through

          (b) ________________________________________________and

          (c)  each following _______________________________________. (A later
               Plan Year is short. Complete (a) using the same month and day as in Yearly Date above, (b) using the same month and day as in (a) and the calendar year in which the short Plan Year begins, and
               (c) using the first day of the new Plan Year.)

       If the first date in Item E is after the Effective Date, Yearly Dates before the first date in Item E above shall be determined under the provisions of the (Prior) Plan before that date.


F.    The FISCAL YEAR is our taxable year and ends on December
      31__________________________________. (Month and day.)


 G. We are the NAMED FIDUCIARY, unless otherwise specified in (1) below.

          1)[ ]-----------------------------------------------------------------

           ---------------------------------------------------------------------

          ------------------------------------------------------------


       is the Named Fiduciary. (Principal Life Insurance Company cannot be named.)

 H. We are the PLAN ADMINISTRATOR, unless otherwise specified in (1) below.

          1)[  ]
               -----------------------------------------------------------------

                ----------------------------------------------------------------

               ---------------------------


         _________is the Plan Administrator. (Principal Life Insurance Company cannot be named.)

          ________If (1) is selected, complete the address, phone number, and tax filing number of the Plan Administrator.

         Address
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ------------------------

         Phone No._______________________________     Tax Filing No. ___________








Amend No. 3 Effective April 1, 2003         2    Annuity Contract No. GA 4-42423

I. PREDECESSOR EMPLOYER AND PRIOR EMPLOYER.

       1) A PREDECESSOR EMPLOYER is a firm of which we were once a part (e.g., due to a spin-off or a change of corporate status) or a firm absorbed by us because of a merger or acquisition (stock or asset, including a division or an operation of such company). No selections are needed for a Predecessor Employer which maintained this Plan since the Employer is defined as including such Predecessor Employer, and service with the Employer would therefore include service with such Predecessor Employer.

          a) [ ](Select if you wish to count service or pay with a Predecessor Employer which did not maintain this Plan.) A Predecessor Employer which did not maintain this Plan is deemed to be the Employer for purposes of determining: (Select at least one.)

                   i) [ ]Entry Service

                   NOTE: The Entry Date for an employee of such Predecessor Employer shall be the earliest Entry Date on or after he has both met the entry requirements and is an Eligible Employee.

                   ii) [ ] Vesting Service

                   iii) [ ] Hours of Service required to be eligible for an
                        Employer Contribution

                   iv) [ ]Pay

          b) [ ](Select if service must be continuous.) Service with or pay from such Predecessor Employer shall be counted only if service continued without interruption.

          c) [ ](Select if Self-employed Individual's service and pay is to be counted.) Service with or pay from such Predecessor Employer shall include service or pay while a sole proprietor or partner.

          d) [ ] (Select if not counted for all such Predecessor Employers.) Service with or pay from such Predecessor Employer shall be counted only as to a Predecessor Employer which (Select (i), (ii), or both.)

                   i) [ ]maintained a qualified pension or profit sharing plan
                   (or)

                   ii) [ ]is named below: (Exact legal name(s).)

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------


Amend No. 3 Effective April 1, 2003     3        Annuity Contract No. GA 4-42423

      2) A PRIOR EMPLOYER is an Employee's last employer immediately prior to us which is not a Predecessor Employer or a Controlled Group member, but for which service credit is granted under the Plan. Service with such Prior Employer shall be counted only if service continued without interruption.


           a) [ ] (Select if you wish to count service with a Prior Employer.) The following are Prior Employers for which service credit is granted under the Plan: (Exact legal name(s).)



                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------


           b) Service with such Prior Employer shall be counted for purposes of determining: (If (a) above is selected, select (i), (ii), or both.)

                 i) [ ]Entry Service

                  NOTE: The Entry Date for an employee of such Prior Employer shall be the earliest Entry Date on or after he has both met the entry requirements and is an Eligible Employee.

                 ii) [ ]Vesting Service J
..
An ELIGIBLE EMPLOYEE is (Select (1) or (2).)

          1)   |X|an Employee of ours or of an Adopting Employer (See Item AB.).

          2) [ ]an Employee of ours or of an Adopting Employer (See Item AB.), provided the Employee meets the requirement(s) selected below. (Select requirement(s) in (a)-(e) that apply. Selections may affect testing done to determine if the minimum coverage requirement of Code Section 410(b) is met, unless otherwise indicated.)

            a)    [ ] Employed in the following employment classification:
                  (Select at least one.)

                 i) [ ]Paid on a salaried basis

                ii) [ ]Paid on a commission basis

               iii) [ ]Paid on an hourly basis







Amend No. 3 Effective April 1, 2003       4      Annuity Contract No. GA 4-42423

                iv) [ ] Represented for collective bargaining purposes by (Select A or B.)

                      A. [ ]any bargaining unit
                      B. [ ] specific bargaining unit named below:

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                v)    [ ]Not represented for collective bargaining purposes by
                        (Select A or B.)

                      A. [ ]any collective bargaining agreement between us and
                            employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals defined in section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of ours. (This exclusion does not affect coverage testing.)

                      B. [ ]a specific bargaining unit named below:

                      ----------------------------------------------------------

                      ---------------------------------------------------------
                      (This exclusion does not affect coverage testing if
                       requirements in (a)(v)A above are met.)

                    vi)  |[ ]Not a nonresident alien, within the meaning of Code
                         Section 7701(b)(1)(B), who receives no earned income, within the meaning of Code Section 911 (d)(2), from us which constitutes income from sources within the United States, within the meaning of Code Section 861(a)(3), or who receives such earned income but it is all exempt from income tax in the United States under the terms of an income tax convention. (This exclusion does not affect coverage testing.)

                    vii) [ ]Not a Leased Employee.

                    viii) [ ]Not an Employee who became an Employee as the
                         result of a Code Section 410(b)(6)(C) transaction. These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A Code Section 410(b)(6)(C) transaction is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business. (This exclusion does not affect coverage testing.)







Amend No. 3 Effective April 1, 2003        5    Annuity Contract No. GA 4-42423

                    ix) [ ]Not an Employee considered by us to be an independent contractor, or the employee of an independent contractor, who is later determined by the Internal Revenue Service to be an Employee.

           b) If more than one employment classification is selected in (a) above, the Employee must meet (Select (i) or (ii).)

                    i)   [ ]all of the employment classifications selected.

                    ii)  [ ]any one of the employment classifications selected.

           c) [ ] Not covered under any other qualified (Select (i), (ii), or both.)

                    i)   [ ]profit sharing plan (or)

                    ii)  [ ]pension plan to which we contribute.

          d) [ ] Employed at the following location(s) or division(s) or in the following position(s) or classification(s): (List those to be included.)

                 ---------------------------------------------------------------

                 -----------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

          e) [ ]Not employed at the following location(s) or division(s) or in the following position(s) or classification(s): (List those to be excluded. Cannot impose a service-based exclusion such as part-time employees.)

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------







K. HIGHLY COMPENSATED EMPLOYEE AND TESTING METHODS.

          1) HIGHLY COMPENSATED EMPLOYEE. The definition of Highly Compensated Employee in Plan Section 1.02 is modified below. (Select any that apply.)

            a) [ ] TOP-PAID GROUP ELECTION. (Select if you wish to limit the number of Highly Compensated Employees based on compensation to the top-paid group.) In determining who is a Highly Compensated Employee, we make a top-paid group election. The effect of this election is that an Employee (who is not a 5-percent owner at any time during the determination year or the look-back year) with compensation in excess of $80,000 (as adjusted) for the look-back year is a Highly Compensated Employee only if the Employee was in the top-paid group for the look-back year.



Amend No. 3 Effective April 1, 2003      6       Annuity Contract No. GA 4-42423

          b) [ ] CALENDAR YEAR DATA ELECTION. (Select if you wish to change the look-back year for compensation determination. This election has no effect if the Plan Year begins on January 1.) In determining who is a Highly Compensated Employee (other than as a 5-percent owner), we make a calendar year data election. The effect of this election is that the look-back year is the calendar year beginning with or within the look-back year.

          NOTE: These elections must apply consistently to the determination years of all plans of yours except as provided in the definition of Highly Compensated Employee in Plan Section 1.02.

     2) TESTING METHODS. This Plan shall use the prior year testing method for purposes of the ADP and ACP Tests, unless otherwise specified in (a) below.

           a) |X|(Must be selected if 401 (k) Safe Harbor Plan.) This Plan shall use the current year testing method for purposes of the ADP and ACP Tests.

                 NOTE: The Plan cannot change from the current year testing method to the prior year testing method for a Plan Year unless
                 (i) the Plan has been using the current year testing method for the preceding five Plan Years or, if less, the number of Plan Years the Plan has been in existence or (ii) the Plan otherwise meets one of the conditions specified in Internal Revenue Service Notice 98-1 (or superseding guidance) for changing from the current year testing method.

           b) If this is not a successor plan and the Plan is using the prior year testing method, for the first Plan Year this Plan permits any Member to make Elective Deferral Contributions, the prior year's Nonhighly Compensated Employees' ADP, as defined in Plan
                 Section 3.07, shall be three percent, unless otherwise specified in (i) below.

                 i) LJ (Cannot be used with (a) above.) The Plan Year's ADP, as defined in Plan Section 3.07, shall be used for the Nonhighly Compensated Employees' ADP.

            c) If this is not a successor plan and the Plan is using the prior year testing method, for the first Plan Year this Plan permits any Member to make Voluntary Contributions, provides for Matching Contributions, or both, the prior year's Nonhighly Compensated Employees' ACP, as defined in Plan
                  Section 3.07, shall be three percent, unless otherwise specified in (i) below.

                  i) [ ](Cannot be used with (a) above.) The Plan Year's ACP, as defined in Plan Section 3.07, shall be used for the Nonhighly Compensated Employees' ACP.

L. ENTRY REQUIREMENTS.

      1)      SERVICE REQUIRED to become an Active Member: (Select (a) or
              (b).)

                  a)      [ ]Service is not required.





Amend No. 3 Effective April 1, 2003         7    Annuity Contract No. GA 4-42423

     b) |X|Service requirement is (Select (i), (II), or (in). Up to one year may be used, 6 months if Entry Date is Yearly Date.)

                i) [ ] one year.

                ii) |X|_3___________ months. (Up to 12. Only available if(2)(a) below is selected.)

                iii)  [ ] ____________ days. (Up to 120. Only available if
                      (2)(a) below is selected.)


     2) ENTRY SERVICE, subject to the provisions of Plan Section 1.02, shall be determined as follows: (Select (a) or (b) if service is required for entry.)

          a) |X|ELAPSED TIME METHOD. Entry Service is the total of an Employee's Periods of Service without regard to Hours of Service.

          b) [ ]HOURS METHOD. A year of Entry Service is an Entry Service Period in which an Employee has at least 1,000 Hours of Service, unless otherwise specified in (i) below.

                i) [ ] _________ (Up to 999.) Hours of Service.


                ii) CREDITING DATE. A year of Entry Service shall be credited at the end of the Entry Service Period, unless otherwise specified in A below.

                      A. [ ]A year of Entry Service shall be credited when the Employee has reached the specified number of Hours of Service during the Entry Service Period.

                iii) ENTRY SERVICE PERIOD is the consecutive 12-month period beginning on an Employee's Hire Date and the consecutive 12-month period ending on the last day of each following Plan Year, unless otherwise specified in A below. Following Plan Years shall include all Plan Years that begin after his Hire Date. (See Plan Section 1.02 for the crediting of Entry Service during the first two periods.)

                       A. [ ]An Entry Service Period is the consecutive 12-month period beginning on an Employee's Hire Date and each following consecutive 12-month period beginning on an anniversary of that Hire Date.

                 iv) An ENTRY BREAK, when the hours method is used, is an Entry Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Entry Service, unless otherwise specified in A below.

                       A. [ ]_____________ or fewer Hours of Service (Fill in up to 500 hours but less than hours required for a year of Entry Service.)





Amend No. 3 Effective April 1, 2003        8     Annuity Contract No. GA 4-42423

      3)  AGE REQUIRED to become an Active Member: (Select (a) or (b).)

          a)   |X|A minimum age is not required.

          b) [ ] An Employee must be _____________________or older. (Not overage 21, 20 1/2 if Entry Date is Yearly Date.)

      4) [ ] DUAL ELIGIBILITY. (Only available if (1)(b) or (3)(b) above is selected. Cannot be used with Item O(8) or (9).) The service and age requirements selected in (1)(b) and (3)(b) above shall not apply for purposes of Elective Deferral Contributions. For purposes of Elective Deferral Contributions, an Employee shall first become an Active Member (begin active participation in the Plan) on the earliest Entry Date selected in Item M on which he is an Eligible Employee, unless otherwise specified in (a) below.

           a) [ ] IMMEDIATE ENTRY FOR ELECTIVE DEFERRALS. (Cannot be used with Item M(5) or O(7).) For purposes of Elective Deferral Contributions, an Employee shall first become an Active Member (begin active participation in the Plan) on the earliest date on which he is an Eligible Employee. This date is the Member's Entry Date.

           NOTE: The earliest Entry Date shall be used to determine if a Member is an Active Member for purposes of any minimum contribution under Plan Section 11.04.

     5) [ ] WAIVING ENTRY REQUIREMENTS. The requirements selected below shall be waived on August 1, 1997__________________________________. This
          date shall be an Entry Date if the Eligible Employee has met all the other entry requirements. (Select (a), (b), or both.)

          a) [ ]Service requirement

          b) [ ]Age requirement

           NOTE: This waiver applies only (i) to the primary Employer in Item B and (ii) on the date you fill in. Must be the Effective Date or later. See Item AB for the waiver of entry requirements for an Adopting Employer.


     M. ENTRY DATE. An Eligible Employee shall enter the Plan as an Active Member on the earliest (Select one.)

           1) [ ] Monthly Date

           2) [ ] Semi-yearly Date

           3) [ ] Quarterly Date










Amend No. 3 Effective April 1, 2003       9      Annuity Contract No. GA 4-42423

     4) [ ] Yearly Date (If selected, age and service required in Item L cannot be over 20 112 or more than 6 months, respectively.)

     5)   [ ] date

       on or after the date on which he meets all the entry requirements. This date is his ENTRY DATE.



N. PAY.

       NOTE: Pay is used for ADP and ACP Tests and for contribution determinations other than for top-heavy minimum contributions and 40 (k) SIMPLE Plan contributions. Compensation, as defined in Plan Section 3.09, is used for 401(k) SIMPLE Plan contributions.

          1) Pay is the same as Compensation defined in Item S, subject to any modifications set forth in this Item N.

            For years beginning before January 1,1998, Compensation, as defined in Item S, does not include elective contributions, but Pay shall. For this purpose, elective contributions are amounts excludible from the gross income of the Employee under Code Sections 402(e)(3), 402(h)(1)(B), 125, or 403(b), and contributed by us, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan, or tax-sheltered annuity. Elective contributions also include amounts deferred under a Code Section 457 plan maintained by us and employee contributions "picked up" by a governmental entity and, pursuant to Code Section 414(h)(2), treated as our contributions.


       2) SAFE HARBOR FRINGE BENEFIT EXCLUSION. For the purpose of calculating Elective Deferral Contributions and Matching Contributions only, Pay shall not include reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than elective contributions), and welfare benefits, unless otherwise specified in (a) below.

            a) [ ] (Exclude fringe benefits for all purposes.) Pay for all purposes under the Plan shall not include reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than elective contributions), and welfare benefits.


       3) ANNUAL PAY for a Plan Year is an Employee's Pay for the Pay Year ending with or within the consecutive 12-month period ending on the last day of the Plan Year. (Annual Pay is used for calculating annual contributions and annual allocations of Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions. Annual pay is not used for the Qualified Nonelective Contributions used to satisfy the ADP Test Safe Harbor described in Item O(8).)









Amend No. 3 Effective April 1, 2003        10    Annuity Contract No. GA 4-42423

         The PAY YEAR is the consecutive 12-month period ending on the last day of each Plan Year, unless otherwise specified in (a) below.

         a) [ ] The Pay Year is the consecutive 12-month period ending on each

          ____________________________________________________. (Month and day.)
               For an Employee whose date of hire is less than 12 months before the end of the consecutive 12-month period designated, Pay shall be determined over the consecutive 12-month period ending on the last day of the Plan Year.

          ANNUAL PAY MODIFICATIONS: (Select any that apply.)

          b)   [ ] Annual Pay shall not include Pay over $ ____


          c) [ ] (Cannot use with (a) above.) Annual Pay shall only include Pay received while an Active Member.

                NOTE: Including only Pay received while an Active Member may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan.

     4)   [ ]Pay for purposes of determining the allocation or amount of:
          (Select at least one.)

          a) [ ] (Cannot use if 401(k) Safe Harbor Plan.) Elective Deferral Contributions and Matching Contributions (Exclusions for Matching Contributions only is not permitted.)

          b) [ ] Qualified Nonelective Contributions (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Nonelective Contributions, Item 0(8)(b)(ii) or (c).)

          c)   [ ] Additional Contributions

          d) [ ] Discretionary Contributions (Exclusions are not permitted if integrated allocation formula is used.) excludes: (Select at least one.)

          e)   [ ] bonuses

          f)   [ ] commissions

          g)   [ ] overtime

          h)   [ ] other special pay (Specify type of pay.)

           ---------------------------------------------------------------------

           ---------------------------------------------------------------



           NOTE: Exclusions for purposes of any contributions other than Elective Deferral Contributions and Matching Contributions will require Code Section 414(s) nondiscrimination testing.



Amend No. 3 Effective April 1, 2003         11   Annuity Contract No. GA 4-42423

          5) |X| For purposes of the ADP and AGP Tests, Pay shall be limited to Pay received while an Eligible Member, as defined in Plan
               Section 3.07.


O. ELECTIVE DEFERRAL CONTRIBUTIONS for a Member are equal to a portion of Pay as specified in the elective deferral agreement. An Employee who is eligible to participate in the Plan may file an elective deferral agreement with us. The Member shall modify or terminate the elective deferral agreement by filing a new elective deferral agreement. The elective deferral agreement may not be made retroactively and shall remain in effect until modified or terminated.

      BEGINNING OF FIRST PAY PERIOD. The elective deferral agreement to start or modify Elective Deferral Contributions shall be effective on the first day of the first pay period following the pay period in which the Member's Entry Date (Reentry Date, if applicable) or any following change date occurs, unless otherwise specified in (1) or (2) below.

          1) [ ] FOLLOWING PAY DATE. (Cannot be used with (7) below.) A Member's elective deferral agreement shall become effective on the first day that pay is paid or made available following the date on which the Member's Entry Date, (Reentry Date, if applicable) or any following change date occurs.

          2) [ ] BEGINNING OF SECOND PAY PERIOD. A Member's elective deferral agreement shall become effective on the first day of the second pay period following the pay period in which the Member's Entry Date (Reentry Date, if applicable) or any following change date occurs. (Consider using this option if the Plan requires automatic deferrals.)

      The elective deferral agreement to start or modify Elective Deferral Contributions must be entered into on or before the date it is effective.

      The elective deferral agreement to stop Elective Deferral Contributions may be entered into on any date. If 0(1) is not selected above, such elective deferral agreement shall be effective on the first day of the first pay period following the pay period in which the elective deferral agreement is entered into. If O(1) is selected above, such elective deferral agreement shall be effective on the first day that pay is paid or made available after the elective deferral agreement is entered into.

       3) The change date shall be each Semi-yearly Date, unless otherwise specified in (a), (b), (c), or (d) below. (Select one, if applicable.)

          a)   |X| Monthly Date

          b)   [ ] Quarterly Date

          c)   [ ] Yearly Date

          d)   [ ] date

     4) [ ](Cannot select if ADP Test Safe Harbor is satisfied using Qualified Matching Contributions.) _____________% of Pay is the minimum Elective Deferral Contribution.



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


     5)   [ ] Elective Deferral Contributions must be a whole percentage of Pay.

     6) [ ] (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Matching

     Contributions.) _____________ % of Pay is the maximum Elective Deferral
          Contribution. (Consider using this option to limit Elective Deferral Contributions to avoid 415 excesses.)


    7) [ ] AUTOMATIC DEFERRAL. (Cannot be used with Item M(5).) The Plan shall require an automatic Elective Deferral Contribution described in Plan
         Section 3.01. The automatic Elective Deferral Contribution shall be 4% of Pay, unless otherwise specified in (a) below. The Member may affirmatively elect a different percentage or elect not to make Elective Deferral Contributions. If the Member elects a different percentage, such percentage must comply with any limitations selected in (4), (5), or (6) above.

          a) [ ] _____________ % (Up to 6 %.) of Pay shall be the automatic Elective Deferral Contribution.

          b) The automatic Elective Deferral Contribution shall apply to Members only at the time they enter or reenter the Plan, unless otherwise specified in (i) below.

                i) [ ] The automatic Elective Deferral Contribution shall also apply to all Active Members as of the effective date of the amendment to the Plan adding this provision who have not elected to make Elective Deferral Contributions of at least 4% (or the percentage in (a) above, if applicable).

     8) [ ] 401 (k) SAFE HARBOR. We elect to have the 401 (k) safe harbor provisions described in Plan Section 3.08 apply. (Select (b) or(c). Select (d), if applicable.)

          a) The Plan will satisfy the ADP Test Safe Harbor only, unless otherwise specified in (i) below.

                i) [ ] The Plan will satisfy the ADP Test Safe Harbor and the ACP Test Safe Harbor. (Only available if (8)(b)(i) or Item P is selected and the ACP Test Safe Harbor limits on Matching Contributions are met.)

          b) [ ] CONTRIBUTIONS FOR ALL PLAN YEARS. (Any changes under this Item (8)(b), including electing to no longer have the provisions apply, must be effective at the beginning of the Plan Year, except as provided in (i)E below.) We elect to make the 401(k) safe harbor Contributions for all Plan Years. (Select (i) or (ii).)

                 i) [ ] QUALIFIED MATCHING CONTRIBUTIONS. The ADP Test Safe Harbor shall be satisfied using Qualified Matching Contributions. These Contributions are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Plan Section 5.04.) The amount of our Qualified Matching Contributions shall be equal to (Select A or B.)





Amend No. 3 Effective April 1, 2003        13    Annuity Contract No. GA 4-42423

                       A. [ ] BASIC MATCHING FORMULA. 100% of Elective Deferral
                            Contributions which are not over 3% of Pay, plus 50% of Elective Deferral Contributions which are over 3% but are not over 5% of Pay.


                       B. [ ] ENHANCED MATCHING FORMULA. 100% of Elective
                            Deferral Contributions which are not over 4% of Pay, unless otherwise specified in (1) or (2) below.

                            1) [ ] STATED MATCH. (Complete (a) and (b). For example: 100% of Elective Deferral Contributions which are not over 5% of Pay.)



                                   a)    __________% of Elective Deferral
                                         Contributions which are not over

                                   b)      __________ % of Pay.

                                   NOTE: Must complete (a) using at least 100%.
                                   The product of the percentages in (a) and (b) must equal at least 4%. For example, 100% x 5% = 5% or 150% x 3% = 4.5%. If satisfying
                                   ACP Test Safe Harbor, must complete (b) with a percentage not more than 6%.

                             2)    |_| STATED TIERED MATCH. (Complete (a)
                                   through (d). For example: 100% of Elective
                                   Deferral Contributions which are not over 4% of Pay, plus 50% of Elective Deferral Contributions which are over 4% but are not over 6% of Pay.)

                                   a)    ___________% of Elective Deferral
                                         Contributions which are not over

                                   b)    ___________% of Pay, plus (First limit
                                         on Elective Deferral Contributions.)

                                   c)    ___________% (Must be less than (a).)
                                         of Elective Deferral Contributions
                                         which are over the percentage of Pay
                                         specified in (b) but are not over

                                   d)    ___________% (Must be more than (b).)
                                         of Pay. (Second limit on Elective
                                         Deferral Contributions.)

                                   NOTE: Must complete (a) using at least 100%.
                                   The product of the percentages in (a) and (b) must equal at least 3%. In addition, if the product of the percentages in (a) and (b) does not equal at least 4%, (c) must be completed using at least 50% and the product of the percentages in (c) and (d) when added to the product of the percentages in (a) and
                                   (b) must equal at least 4%. If satisfying ACP Test Safe Harbor, must complete (b) with a percentage less than 6% and (d) with a percentage not more than 6%.




Amend No. 3 Effective April 1, 2003       14     Annuity Contract No. GA 4-42423

                       C. CALCULATION PERIOD. Qualified Matching Contributions are calculated based on Elective Deferral Contributions and Pay for the period specified below. (Refers to calculation of the amount of Qualified Matching Contributions, not when contributed. Select (1), (2), (3), or (4).)

                    1) [ ] PAY PERIOD. Qualified Matching Contributions shall be made for all persons who were Active Members at any time during the pay period.

                    2) [ ] PAY PERIODS ENDING WITH OR WITHIN EACH MONTH. Qualified Matching Contributions shall be made for all persons who were Active Members at any time during the month.

                    3) [ ] PAY PERIODS ENDING WITH OR WITHIN EACH PLAN-YEAR QUARTER. Qualified Matching Contributions shall be made for all persons who were Active Members at any time during the Plan-year Quarter.

                            NOTE: lf (1), (2), or (3) is selected, Qualified Matching Contributions must be contributed to the Plan by the last day of the following Plan-year
                           Quarter.

                            4)    [ ] PLAN YEAR. Qualified Matching
                                  Contributions shall be made for all persons who were Active Members at any time during the Plan Year.

                        D. [ ] Qualified Matching Contributions shall be made only for Nonhighly Compensated Employees.

                    E.   [ ] The 401 (k) safe harbor election shall be revoked
                         as of
                         ______________________________________________________.
                         Such date cannot be earlier than the later of (i) 30 days after the date Active Members are given the supplemental notice described in Plan Section 3.08(e) and (ii) the date the amendment revoking such provisions is adopted. Qualified Matching Contributions shall be made for the period prior to the revocation.

                       [ ] QUALIFIED NONELECTIVE CONTRIBUTIONS. The ADP Test Safe Harbor shall be satisfied using Qualified Nonelective Contributions. (These Contributions in excess of the amount needed to satisfy the ADP Test Safe Harbor may be used to satisfy the ACP Test, if applicable.) These contributions are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Plan Section 5.04.)

                       The amount of our Qualified Nonelective Contributions shall be equal

                       to   ___________% (Must be at least 3%.) of Pay for the
                       Plan Year for persons who were Active Members at any time during the Plan Year, unless otherwise specified in A and B below. (The Pay used for these Contributions is not necessarily the same as Annual Pay defined in Item N. Select any that apply.)



Amend No. 3 Effective April 1, 2003       15     Annuity Contract No. GA 4-42423

                      A. [ ] Pay shall only include Pay received while an Active
                             Member.

                      NOTE: Including only Pay received while an Active Member may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan.


                      B. [ ] Qualified Nonelective Contributions shall be made only for Nonhighly Compensated Employees.

                    c) [ ] CONTRIBUTIONS FOR PLAN YEARS IN WHICH THE PLAN IS AMENDED. We elect the option of amending the Plan to provide a Qualified Nonelective Contribution to satisfy the ADP Test Safe Harbor for a Plan Year.

                    d) [ ] PLAN IS AMENDED. (Only available if (c) above is selected.) The Plan is amended to provide a Qualified Nonelective Contribution for the Plan Year

                    beginning __________ _______________
                    ________________________. (These Contributions in
                    excess of the amount needed to satisfy the ADP Test Safe Harbor may be used to satisfy the ACP Test, if applicable.) These Contributions are 100% vested and subject to the distribution restrictions of Code
                    Section 401(k) when made. (See Plan Section 5.04.)

                    i) The amount of our Qualified Nonelective Contributions for such Plan

                    Year shall be equal to ___________% (Must be at least 3%.) of Pay for the Plan Year for persons who were Active Members at any time during the the Plan Year, unless otherwise specified in A and B below. (The Pay used for these Contributions is not necessarily the same as Annual Pay defined in Item N. Select any that apply.)

                       A. [ ] Pay shall only include Pay received while an
                          Active Member.

                       NOTE: Including only Pay received while an Active Member may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan.

                       B. [ ] Qualified Nonelective Contributions shall be made only for Nonhighly Compensated Employees.

      9) [ ] 401(k) SIMPLE. (Only available if the Plan uses a calendar year Plan Year, you are an Eligible Employer, as defined in Plan Section 3.09, and the exclusive plan requirement of (a)(1)(ii) of Plan
           Section 3.09 is met. Cannot use if 401(k) Safe Harbor Plan.) We elect to have the 401 (k) SIMPLE provisions described in Plan Section 3.09

           apply to the Plan effective    ____________________________________.

           An amendment to have 401 (k) SIMPLE provisions no longer apply is effective the first January 1 following the date the amendment is adopted.







Amend No. 3 Effective April 1, 2003        16    Annuity Contract No. GA 4-42423

           NOTE: See Plan Section 3.09 for 401 (k) SIMPLE provisions. If this is a new plan, the Effective Date (Item D) and the date in (9) above must be on or before October 1. Future Plan Years must begin on January 1. If this is a restatement (or amendment) adding this provision, the date in (9) above will be the same as the Restatement Date (or effective date of the amendment) which must be on a January 1 which is the first day of a Plan Year and future Plan Years must begin on a January 1. Such restatement (or amendment) must be adopted before the January 1 on which the provisions become effective. Elective Deferral Contributions and Rollover Contributions will be the only contributions reflected in the Adoption Agreement. Other Contributions shall only be permitted as specified in Plan Section
           3.09. The Member may change the elective deferral agreement on any date. No selections can be made in (4), (5), or (6) above. Elective Deferral Contributions will be subject to the $6,000 (as adjusted) annual limit of Code Section 401(k)(11).

P. |X| MATCHING CONTRIBUTIONS. (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Matching Contributions.) Any percentage determined by us shall apply to all eligible persons for the entire Plan Year. (Select (1), (2), or (3).)


     1) [ ] STATED MATCH. We shall make Matching Contributions. The percentage of

            Elective Deferral Contributions matched is________________ %.

     2) [ ] STATED TIERED MATCH. We shall make Matching Contributions in an amount equal to (Complete (a) through (d). For example: 100% of Elective Deferral Contributions which are not over 3% of Pay, plus 50% of Elective Deferral Contributions which are over 3% but are not over 5% of Pay.)

            a) ___________ % of Elective Deferral Contributions which are not over

            b) ___________ % of Pay, plus (First limit on Elective Deferral Contributions.)

            c) __________ % (Must be less than (a).) of Elective Deferral Contributions which are over the percentage of Pay specified in (b) but are not over

            d) ___________ % (Must be more than (b).) of Pay. (Second limit on Elective Deferral Contributions.)

            NOTE: If satisfying ACP Test Safe Harbor, must complete (b) with a percentage less than 6% and (d) with a percentage not more than 6%.


       3) [ ] DISCRETIONARY MATCH. (If selected and Plan is satisfying ACP Test Safe Harbor, (b) must be selected.) We may make a discretionary Matching Contribution. The percentage of Elective Deferral Contributions matched, if any, shall be a percentage as determined by us. (Select any that apply.)

            a) [ ] We shall make a discretionary Matching Contribution. The percentage of Elective Deferral Contributions matched shall be at least ___________ %.






Amend No. 3 Effective April 1, 2003       17     Annuity Contract No. GA 4-42423

         b) [ ] |f we make a discretionary Matching Contribution, the percentage of

                Elective Deferral Contributions matched shall not be more than ___________%. (If satisfying ACP Test Safe Harbor, must complete with a percentage not more than 100%.)


     4) [ ] LIMIT ON ELECTIVE DEFERRALS MATCHED. (Must select if (1) or (3) above is used and satisfying ACP Test Safe Harbor. Cannot use with (2) above. Limit could help pass the ADP and ACP Tests for non-401 (k) Safe Harbor Plans.) Elective Deferral Contributions which are over the percentage of Pay below won't be matched. (Select (a) or (b).)

          a) [ ] ______________% of Pay. (If satisfying ACP Test Safe Harbor, must complete with a percentage not more than 6% (not more than 4% if (3) above is selected).)

          b) [ ] A percentage determined by us. (Select any that apply. Must select (ii) if satisfying ACP Test Safe Harbor.)

                i) [ ] The percentage shall be at least _____________%.

               ii) [ ] The percentage shall not be more than _______________%.
                    (If satisfying ACP Test Safe Harbor, must complete with a percentage not more than 6% (not more than 4% if (3) above is selected).)

     5) CALCULATION PERIOD. Matching Contributions are calculated based on Elective Deferral Contributions and Pay for the period specified below. (Refers to calculation of the amount of Matching Contribution, not when contributed. Select (a), (b), (c), or(d).)

               a) [ ] PAY PERIOD. Matching Contributions shall be made for all persons who were Active Members at any time during that pay period.

               b) [ ] PAY PERIODS ENDING WITH OR WITHIN EACH MONTH. Matching Contributions shall be made for all persons who were Active Members at any time during the month.

               c) [ ] PAY PERIODS ENDING WITH OR WITHIN EACH PLAN-YEAR QUARTER. Matching Contributions shall be made for all persons who were Active Members at any time during the Plan-year Quarter.

               d) [ ] PLAN YEAR. Matching Contributions shall be made for all persons who were Active Members at any time during the Plan Year, unless otherwise specified in (i) below.

                 i). [ ] Cannot use if satisfying ACP Test Safe Harbor.) Matching Contributions shall be made for persons meeting the requirements in Item R.









Amend No. 3 Effective April 1, 2003       18     Annuity Contract No. GA 4-42423

      6) [ ] ADDITIONAL MATCH. (Only available if (1) or (3) above is selected. Cannot use if satisfying ACP Test Safe Harbor.) We may make additional Matching Contributions if the total Matching Contributions determined below are greater than the amount of Matching Contributions determined in (1) or (3) above for the Plan Year. Additional Matching Contributions, if any, shall be made for all persons who were Active Members at any time during the Plan Year, unless specified in (a) below.

           a) [ ] Additional Matching Contributions shall be made for persons meeting the requirements in Item R.

           NOTE: If Item R is not active at any time during the Plan Year, selecting (a) will require testing to determine if the nondiscrimination requirement of Code Section 401(a)(4) is met, unless (5)(d)(i) above is a/so selected.

           Total Matching Contributions for the Plan Year shall be a percentage of Elective Deferral Contributions and shall be calculated based on Elective Deferral Contributions and Pay for the Plan Year. The percentage shall be determined by us. If (1) above is selected, the percentage determined must be equal to or greater than the percentage specified in (1). If (3) above is selected, the percentage determined must be equal to or greater than the percentage determined in (3).

           If (4) above is selected, Elective Deferral Contributions which are over a percentage of Pay won't be matched. The percentage is the percentage specified in (4)(a), determined in (4)(b), or a greater percentage as determined by us.

           The amount of additional Matching Contributions, if any, shall be calculated by subtracting the Matching Contributions determined in
           (1) or (3) above for the Plan Year from total Matching Contributions for the Plan Year.

     7) [ ] Matching Contributions shall be made only for Nonhighly Compensated Employees.

     8) [ ] QUALIFIED MATCH. (Must be selected if Matching Contributions are to be tested in the ADP Test for a non-401(k) Safe Harbor Plan.) Matching Contributions are Qualified Matching Contributions. These Contributions are 100% vested and subject to the distribution restrictions of Code Section 401 (k) when made. (See Plan Section 5.04.)

      9) [ ] DOLLAR LIMIT. (Cannot use if satisfying ACP Test Safe Harbor.) Matching Contributions for a person shall not be more than $ _______________ for the Plan Year.

Q. OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES.

     NOTE: If more than one Employer Contribution is selected in this Item Q, the requirements to receive each Contribution selected should be the same. Providing different requirements will require testing to determine if the nondiscrimination requirement of Code Section 401(a)(4) is met. For example, a Qualified Nonelective Contribution made to each person who is an Active Member on the last day of the pay period and a Discretionary Contribution allocated to each person who was an Active Member at any time during the Plan Year will require nondiscrimination testing. If the ADP Test Safe Harbor is satisfied using Qualified Nonelective Contributions,
     Item 0(8)(b)(ii) or (c), the Additional Contributions and Discretionary Contributions selected under this item should be made for or allocated to each person who is an Active Member at any time during the Plan Year to avoid nondiscrimination testing.


Amend No. 3 Effective April 1, 2003         19   Annuity Contract No. GA 4-42423

     1) [ ] QUALIFIED NONELECTIVE CONTRIBUTIONS. (Cannot select ifADP Test Safe Harbor is satisfied using Qualified Nonelective Contributions for all Plan Years, Item O(8)(b)(ii). If this is a 401 (k) Safe Harbor Plan using Qualified Matching Contributions to satisfy the ADP Test Safe Harbor, these Contributions may be used to satisfy the ACP Test, if applicable. These Contributions may be tested in the ADP orACP Test fora non-401 (k) Safe Harbor Plan.) These Contributions are 100% vested and subject to the distribution restrictions of Code Section 401 (k) when made. (See Plan Section 5.04. Select at least one of (a), (b),
         (c), or (e). Only one of (a), (b), or (c) may be selected. Select (d), if applicable.)

          a) [ ] SET AMOUNT. (Only available if Item 0(8)(c) is not selected.) We shall make Qualified Nonelective Contributions equal to the following: (Select (i) or(ii).)

                i) [ ] PAY FORMULA. An amount equal to (Select one.)

                      A.    [ ] _________________ % of Pay, for the pay period
                            for each person who is an Active Member on the last day of that period.

                      B. [ ] _________________ % of Annual Pay for the Plan Year for persons who meet the requirements in Item R.

                      C. [ ] _________________ % of Annual Pay for the Plan Year for persons who were Active Members at any time during the Plan Year.

                ii) [ ] SERVICE FORMULA. An amount equal to (Select one.)

                      A. [ ] $ _______________ for the pay period for each person who is an Active Member on the last day of that period.

                      B. [ ] $ _______________ for the Plan Year for persons who meet the requirements in Item R.

                      C. [ ] $ _______________ for the Plan Year for persons who were Active Members at any time during the Plan Year.

          b) [ ] DISCRETIONARY, PAY FORMULA. (Only available if Item O(8)(c) is not selected.) Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by us. The amount allocated to each eligible person shall be equal to our Qualified Nonelective Contributions multiplied by the ratio of such person's Annual Pay for the Plan Year to the total Annual Pay of all such persons. The Qualified Nonelective Contributions shall be allocated to each person meeting the requirements in Item R, unless otherwise specified in (i) or
                 (ii) below.

                 i) [ ] The Qualified Nonelective Contributions shall be allocated to each person who was an Active Member at any time during the Plan Year.

                 ii) [ ] The Qualified Nonelective Contributions shall be allocated to each person who is an Active Member on the last day of the Plan Year.







Amend No. 3 Effective April 1, 2003        20    Annuity Contract No. GA 4-42423

           c) [ ] DISCRETIONARY, SAME DOLLAR AMOUNT. (Only available if Item 0(8)(c) is not selected.) Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by us. The same dollar amount shall be allocated to each eligible person, subject to applicable limits of Plan Section 3.06. The Qualified Nonelective Contributions shall be allocated to each person meeting the requirements in Item R, unless otherwise specified in (i) or (ii) below.

                i) [ ] The Qualified Nonelective Contributions shall be allocated to each person who was an Active Member at any time during the Plan Year.

                ii) [ ] The Qualified Nonelective Contributions shall be allocated to each person who is an Active Member on the last day of the Plan Year.

           d) [ ] (Only available if (a), (b), or (c) is selected above.) Qualified Nonelective Contributions in (a), (b), or (c) above shall be made only for, or allocated only to, Nonhighly Compensated Employees, unless otherwise specified in (i) below.

                i) [ ] (Only available if (a)(i)A and (a)(ii)A above are not selected.) The Qualified Nonelective Contributions shall be made only for, or allocated only to, the Nonhighly Compensated Employees whose Annual Pay for

                       the Plan Year is not over $   ___________.


           e) [ ] DISCRETIONARY, BOTTOM UP. (Only available if Item K(2)(a) is selected and Item 0(8)(b)(i) is not selected.) Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by us. If Item 0(8)(c) is selected, these Qualified Nonelective Contributions may only be made for Plan Years in which the Plan is not so amended. If (a), (b), or (c) above are selected, these Qualified Nonelective Contributions are in addition to those specified in (a), (b), or (c). If the Plan is treated as separate plans because it is mandatorily disaggregated under the regulations of Code Section 401(k), a separate Qualified Nonelective Contribution may be determined for each separate plan.

                 These Qualified Nonelective Contributions may be used to reduce the Excess Aggregate Contributions or Excess Contributions, as defined in Plan Section 3.07. Such Contributions shall be allocated first to the eligible person under the Plan (or separate plan) with the lowest Annual Pay for the Plan Year, then to the eligible person under the Plan (or separate plan) with the next lowest Annual Pay, and so forth, in each case subject to applicable limits of Plan Section 3.06. These Qualified Nonelective Contributions shall be allocated only to Nonhighly Compensated Employees who meet the requirements in Item R, unless otherwise specified in (i) or (ii) below.

                 i) [ ] These Qualified Nonelective Contributions shall be allocated only to Nonhighly Compensated Employees who were Active Members at any time during the Plan Year.

                 ii) [ ] These Qualified Nonelective Contributions shall be allocated only to Nonhighly Compensated Employees who are Active Members on the last day of the Plan Year.




Amend No. 3 Effective April 1, 2003        21   Annuity Contract No. GA 4-42423

    2) [ ] ADDITIONAL CONTRIBUTIONS. We shall make Additional Contributions equal to the following: (Select (a) or (b).)

         a) C] PAY FORMULA. An amount equal to (Select (i) or (ii).)

                i) [ ]______________ % of Pay for the pay period for each person who is an Active Member on the last day of that period.

                ii) [ ]___________ % of Annual Pay for the Plan Year for persons who meet the requirements in Item R.

          b) [ ] SERVICE FORMULA. An amount equal to (Select one.)

                i) [ ] $ _________ for the pay period for each person who is an Active Member on the last day of that period.

                ii) [ ] $ ________ for the Plan Year for persons who meet the requirements in Item R.

               iii) [ ] $ ________ for each Hour of Service he has performed during the pay period for each person who was an Active Member during that d. (No contribution for paid nonworking hours, such as vacation.)

               iv) [ ] $ __________ for each Hour of Service credited during the pay period for each person who was an Active
                    Member during that period. (Contribution is made for paid nonworking hours, such as vacation.)


     3) [ ] DISCRETIONARY CONTRIBUTIONS. Discretionary Contributions may be made for each Plan Year in an amount determined by us. Discretionary Contributions and Forfeitures, if applicable, shall be allocated as of the last day of the Plan Year using Annual Pay for the Plan Year. The amount allocated shall be equal to the amount determined in (a) or (b) below. (Select (a) or (b).)

          a) [ ] PAY FORMULA. Discretionary Contributions and Forfeitures, if applicable, shall be allocated as follows:

                 STEP ONE: This step one shall only apply in years in which the Plan is a Top-heavy Plan, as defined in Plan Section 11.02, and the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of ours.

                 The allocation in this step one shall be made to each person meeting the requirements in Item R and each person who is entitled to a minimum contribution under Plan Section 11.04. Each such person's allocation shall be an amount equal to Discretionary Contributions and Forfeitures, if applicable, multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons. Such amount shall not exceed 3% of such person's Annual Pay. The allocation for any person who does not meet the requirements in Item R shall be limited to the amount necessary to fund the minimum contribution.








Amend No. 3 Effective April 1, 2003       22     Annuity Contract No. GA 4-42423

                STEP TWO: The allocation in this step two shall be made to each person meeting the requirements in Item R. Each such person's allocation shall be equal to any amount remaining after the allocation in step one multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons.

           b) [ ] INTEGRATED FORMULA. Subject to the overall permitted disparity limits, Discretionary Contributions and Forfeitures, if applicable, shall be allocated as follows:

                STEP ONE: This step one shall only apply in years in which the Plan is a Top-heavy Plan, as defined in Plan Section 11.02, and the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of ours.

                The allocation in this step one shall be made to each person meeting the requirements in Item R and each person who is entitled to a minimum contribution under Plan Section 11.04. Each such person's allocation shall be an amount equal to Discretionary Contributions and Forfeitures, if applicable, multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons. Such amount shall not exceed 3% of such person's Annual Pay. The allocation for any person who does not meet the requirements in Item R shall be limited to the amount necessary to fund the minimum contribution.

                STEP TWO: This step two shall only apply in years in which step one applies. The allocation in this step two shall be made to each person meeting the requirements in Item R. Each such person's allocation shall be equal to any amount remaining after the allocation in step one multiplied by the ratio of such person's Annual Pay over the Integration Level to the total Annual Pay over the Integration Level of all such persons. Such amount shall not exceed 3% of such person's Annual Pay over the Integration Level.

                For purposes of this step two, in the case of any person who has exceeded the cumulative permitted disparity limit described below, such person's total Annual Pay shall be taken into account and the applicable allocation limit for such person shall be 3% of such person's total Annual Pay.

                 STEP THREE: The allocation in this step three shall be made to each person meeting the requirements in Item R. Each such person's allocation shall be equal to any amount remaining after the allocation in step two multiplied by the ratio of the sum of such person's total Annual Pay and his Annual Pay over the Integration Level to the total of such sums for all such persons. Such amount shall not exceed an amount equal to a percentage (equal to the Maximum Integration Rate) of the sum of such person's total Annual Pay and his Annual Pay over the Integration Level.















Amend No. 3 Effective April 1, 2003         23   Annuity Contract No. GA 4-42423

                If steps one and two apply, the Maximum Integration Rate minus 3% shall be substituted for the Maximum Integration Rate wherever it appears in this step three.

                For purposes of this step three, in the case of any person who has exceeded the cumulative permitted disparity limit described below, two times such person's total Annual Pay shall be taken into account and the applicable allocation limit for such person shall be a percentage (equal to the Maximum Integration Rate) of two times such person's total Annual Pay.

                STEP FOUR: The allocation in this step four shall be made to each person meeting the requirements in Item R. Each such person's allocation shall be equal to any amount remaining after the allocation in step three multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons.

                The INTEGRATION LEVEL is the Taxable Wage Base as in effect on the latest Yearly Date, unless otherwise specified in (i) or
                (ii) below.

                    i)   [ ] $ ________. (Must be less than such Taxable Wage
                         Base.)

                    ii) [ ]____________ % of such Taxable Wage Base. (Must be more than 19% and less than 100%.)

                The MAXIMUM INTEGRATION RATE shall be determined according to the following schedule.

                                                                   MAXIMUM
                      INTEGRATION LEVEL                      INTEGRATION RATE


                       100%ofTWB                                  5.7%

                       Less than 100% but more
                      than 80% of TWB                             5.4%

                       More than 20% of TWB
                       but not more than
                       80% of TWB                                 4.3%

                       Not more than
                       20% of TWB                                 5.7%

                 "TWB" means the Taxable Wage Base as in effect on the latest Yearly Date.

                 On any date the portion of the rate of tax under Code Section 3111 (a) (in effect on the latest Yearly Date) which is attributable to old age insurance exceeds 5.7%, such rate shall be substituted for 5.7%. 5.4% and 4.3% shall be increased proportionately.










Amend No. 3 Effective April 1, 2003       24     Annuity Contract No. GA 4-42423

                OVERALL PERMITTED DISPARITY LIMITS:

                ANNUAL OVERALL PERMITTED DISPARITY LIMIT: Notwithstanding the preceding paragraphs, for any Plan Year any person eligible for an allocation under this formula benefits under another qualified plan or simplified employee pension, as defined in Code Section 408(k), maintained by us or any other employer required to be aggregated with us under Code Sections 414(b),
                (c), (m), or (o) that provides for permitted disparity (or imputes disparity), Discretionary Contributions and Forfeitures, if applicable, shall be allocated using only step one, if applicable, and step four.

                CUMULATIVE PERMITTED DISPARITY LIMIT: Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a person is 35 total cumulative permitted disparity years. Total cumulative disparity years means the number of years credited to the person for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by us or any other employer required to be aggregated with us under Code Sections 414(b), (c), (m), or (o). For purposes of determining the person's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the person has not benefited under a defined benefit or target benefit plan maintained for any year beginning on or after January 1, 1994, the person has no cumulative permitted disparity limit.


     4) FORFEITURES.

          a) If (3) above is selected, Forfeitures shall be allocated with Discretionary Contributions and shall be deemed to be Discretionary Contributions, unless otherwise specified in (i) below.

                i) [ ] (Cannot use unless Item V(2) is completed.) Forfeitures shall not be allocated with Discretionary Contributions, but shall be used to offset our first Contribution made after the Forfeiture is determined.

          b) If (3) above is not selected, Forfeitures shall be used to offset our first Contribution made after the Forfeiture is determined, unless otherwise specified in (i) below

                i) [ ] (Cannot use unless (2) above is selected and Item V(2) is completed.) Forfeitures shall not be used to offset our first Contribution, but shall be allocated as of the last day of the Plan Year to those meeting the requirements in Item R using the allocation formula in (3)(a) above, and shall be deemed to be Additional Contributions.















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


R. NET PROFITS AND CONTRIBUTION REQUIREMENTS.

     1) Our Contributions shall be made without regard to our current or accumulated NET PROFITS, unless otherwise specified in (a) below.

                    a) [ ] (Cannot use if 401 (k) Safe Harbor Plan or 401 (k) SIMPLE Plan.) Our Contributions, in excess of Elective Deferral Contributions, shall be made out of our current or accumulated Net Profits in excess of Elective Deferral Contributions.


      2) REQUIREMENTS FOR CONTRIBUTIONS. Our Contributions which are subject to the requirements of this Item R and Forfeitures, if applicable, shall be made for or allocated to each person who was an Active Member at any time during the Plan Year, unless otherwise specified in (a), (b), (c), or (d) below. (If annual contributions are subject to these requirements (or if Forfeitures are allocated under Item Q(4)(b)(i)), (a), (b), (c), or (d) may be selected.
            Select (e), if applicable.)

            NOTE: Selections may affect testing done to determine if the minimum coverage requirement of Code Section 410(b) is met, unless otherwise indicated.

            a) [ ] Such amounts shall be made for or allocated to each person who was an Active Member at any time during the Plan Year and who either is an Active Member on the last day of the Plan Year or has more than 500 Hours of Service during the latest Accrual Service Period ending on or before the last day of the Plan Year, unless a lesser number of Hours of Service is specified in (i) below. (This selection does not affect coverage testing if the Accrual Service Period is the Plan Year.)

                  i) [ ] Has more than ________________ (Up to 499.) Hours of
                         Service.


            b) [ ] Such amounts shall be made for or allocated to each person who is an Active Member on the last day of the Plan Year.


            c) [ ] Such amounts shall be made for or allocated to each person who was an Active Member at any time during the Plan Year and who has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before the last day of the Plan Year, unless otherwise specified in (i) below.

                   i) [ ] Has at least ________ (Up to 999.) Hours of Service.


            d) [ ] Such amounts shall be made for or allocated to each person who is an Active Member on the last day of the Plan Year and who has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before that date, unless otherwise specified in (i) below.

                   i) [ ] Has at least _________ (Up to 999.) Hours of Service.







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


            The requirements in (a), (b), (c), or (d) above are modified as follows:

           e) [ ] Such amounts shall also be made for or allocated to each person who was an Active Member at any time during the Plan Year and who has retired, become Totally Disabled, or died.

     3) The ACCRUAL SERVICE PERIOD is the consecutive 12-month period ending on the last day of each Plan Year, unless otherwise specified in (a) below.

          a) [ ] (Use only with (2) (a), (c), or (d) above.,) The Accrual Service Period is the consecutive 12-month period ending on each ___________________________________. (Month and day.)

                 NOTE: Selecting (a) above will require nondiscrimination testing to determine if the nondiscrimination requirement of Code Section 401(a)(4) is met.


      4) [ ] (Cannot use with (1)(a) above.) We may make all or part of our annual Contributions before the end of the Plan Year. (Select (a) or (b).)

           Such Contributions shall be

          a)   [ ] allocated when made. (Only available if Item Q(1)(b)(ii) and
               (c)(ii) are not selected, and (2)(a), (b), (c), and (d) above are not selected.)

          b)   [ ] unallocated when made.





S.  CONTRIBUTION MODIFICATIONS.

    CONTRIBUTION LIMITATIONS. The Annual Additions for a Member during a Limitation Year shall not be more than the Maximum
    Permissible Amount. (See Plan Sections 3.06 and 11.05.)

       1) The LIMITATION YEAR is the consecutive 12-month period ending on each

          December 31_________________. (Month and day. Fill in the last day of the Limitation Year. Normally, the last day of the Plan Year is used. You must use the same
          Limitation Year in all your plans.)


       2) COMPENSATION. (Compensation for the Limitation Year is used to determine the limit on Annual Additions. Compensation for the Plan Year is used to determine the amount of top-heavy minimum contributions.) Compensation for purposes of Plan Section 3.06 is as defined therein, under Information Required to be Reported Under Code Sections 6041, 6051, and 6052 ("Wages, Tips and Other Compensation" box on Form W-2), which is actually paid or made available by us, unless otherwise specified in (a) or (b) below.






Amend No. 3 Effective April 1, 2003      27      Annuity Contract No. GA 4-42423

     a) [ ] 415 Safe-Harbor Compensation as defined in Plan Section 3.06. b) [ ] Code Section 3401 (a) Wages (wages for purposes of income tax withholding) as defined in Plan Section 3.06.

          For years beginning after December 31, 1997, Compensation shall include elective contributions. For this purpose, elective contributions are elective deferrals (as defined in Code Section 402(g)(3)) and amounts contributed or deferred by us at the election of the Employee which are not includible in the gross income of the Employee by reason of Code Section 125, 132(f)(4), or 457.


     3) MULTIPLE DEFINED CONTRIBUTIONS PLANS. (This item applies if you or an Employer, as defined in Plan Section 3.06, maintain another qualified defined contribution plan that is not a Master or Prototype Plan in which any Member in this Plan is or was or could become a member.) If the Member is covered under another qualified defined contribution plan maintained by the Employer, as defined in Plan Section 3.06, the provisions of (f) through (k) of Plan Section 3.06 shall apply as if the other plan were a Master or Prototype Plan, unless otherwise specified in (a) below. (Plan Section 3.06 limits the last Annual Additions.)

          a) [ ] The method described on the attached page(s) shall be used to limit total Annual Additions to the Maximum Permissible Amount, and shall properly reduce the Excess Amounts, as defined in Plan Section 3.06, in a manner which precludes Employer discretion. (If selected, you will provide the method for limiting Annual Additions on the attached page(s).)

     4) DEFINED BENEFIT PLAN. (This item applies if you or an Employer, as defined in Plan Section 3.06, maintain or ever maintained a qualified defined benefit plan in which any Member in this Plan is or was or could become a member. If this applies, you will provide the method used to satisfy the limitation on the attached page(s). No attachment is needed if the Effective Date (Restatement Date or amendment effective date, if applicable) is on or after the first Limitation Year beginning on or after January 1, 2000.) If the Member is or has ever been a member in a qualified defined benefit plan maintained by the Employer, as defined in Plan Section 3.06, the method described on the attached page(s) shall be used to satisfy the 1.0 limitation of Code Section 415, in a manner which precludes Employer discretion. This limitation shall not apply for Limitation Years beginning on or after January 1, 2000.

     5) [ ] OTHER LIMITS. (Cannot use if 401 (k) Safe Harbor Plan or 401(k) SIMPLE Plan.) The amount of our Contributions for any (Select (a) or
          (b).)

          a)   [ ] Plan Year

          b)   [ ] Limitation Year











Amend No. 3 Effective April 1, 2003        28    Annuity Contract No. GA 4-42423
           made for or allocated to a person shall not be more than (Select at least one.)

           c) [ ] $ __________ (Up to the current Defined Contribution Dollar Limitation defined in Plan Section 3.06.)

           d) [ ] ___________ % (Up to 25%.) of his Annual Pay for the Plan Year/Compensation for the Limitation Year.

           NOTE: If both (c) and (d) are selected, contributions shall be no more than the lesser of (c) and (d).


     TOP-HEAVY PLAN REQUIREMENTS. The amount and allocation of Contributions shall be subject to the provisions of Article XI of the Basic Plan in Plan Years when this is a Top-heavy Plan, as defined in Plan Section 11.02. Special minimum and maximum contribution provisions will apply in such years.

6) [ ] MULTIPLE PLANS. (Use this item to specify which plan will provide the minimum contribution or benefit for members who are covered under this Plan and any other plan or plans of yours. If selected, you must provide wording on the attached page(s).) The method described on the attached page(s) shall be used to meet the minimum contribution and benefit requirements in Plan Years when this is a Top-heavy Plan, in a manner which precludes Employer discretion.

7)         PRESENT VALUE: (Applicable if Aggregation Group, as defined in Plan
           Section 11.02, contains a defined benefit plan. The interest and mortality in this item must match the interest and mortality used for this purpose in such defined benefit plan.) For purposes of establishing Present Value, as defined in Plan Section 11.02, of benefits under a defined benefit plan to compute the Top-heavy Ratio, as defined in Plan Section 11.02, any benefit shall be discounted only for 7 1/2% interest and mortality according to the 1971 Group Annuity Table (Male) without the 7% margin but with projection by Scale E from 1971 to the later of (i) 1974, or (ii) the year determined by adding the age to 1920, and wherein for females the male age six years younger is used, unless otherwise specified in (a) and (b) below.

     a)   [ ] Interest rate ___________________ %. b) [ ] H Mortality table:


           ---------------------------------------------------------------------

           ---------------------------------------------------------------------





T. VOLUNTARY CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS.

     1) VOLUNTARY CONTRIBUTIONS are not permitted, unless otherwise specified in
       (a) below.

            a) [ ] (If selected, the Plan is subject to an ACP Test even if the Plan satisfies the ACP Test Safe Harbor.) Voluntary Contributions are permitted. (Select any that apply.)

                  i)  [ ]     _____________ % of Pay is the minimum Voluntary
                      Contribution.




Amend No. 3 Effective April 1, 2003         29   Annuity Contract No. GA 4-42423

                 ii) [ ] Voluntary Contributions must be a whole percentage of
                         Pay.

                 iii) [ ] ___________ % of Pay is the maximum Voluntary
                         Contribution.


     2) ROLLOVER CONTRIBUTIONS are permitted, unless otherwise specified in (a) below.

           a) [ ] Rollover Contributions are not permitted.


U. INVESTMENTS.

      1) The Plan does not have a Trust Agreement in effect, unless otherwise specified in (a) below.

            a) |X|TRUST AGREEMENT. The Plan has a Trust Agreement. (Select at least one. Cannot select (ii) if (i) is selected. Cannot select (iv) if (iii) is selected.)

                  i) |X| We establish the Discretionary Trust Agreement (Attachment A of the Basic Plan).

                  ii) [ ] We establish the Corporate Directed Trust Agreement (Attachment B of the Basic Plan).

                  iii) [ ] We establish the Corporate Custodial Trust Agreement (Attachment C of the Basic Plan).

                  iv) [ ] We establish the Passive Trust Agreement (Attachment D of the Basic Plan).

                  v) [ ] We establish the Trustar(R) Retirement Services Directed Trust Agreement (Attachment E of the Basic
                        Plan).



     2) INVESTMENT DIRECTION. Subject to the provisions of Article IV of the Basic Plan, the Annuity Contract, and if applicable, the Trust Agreement, the investment of a Member's Account shall be directed by (Select one.)

                    a)   |X| the Member for all Contributions.

                    b)   [ ] us for all Contributions.

                    c) [ ] the Member for Elective Deferral Contributions, Member Contributions, and Rollover Contributions. Us for Employer Contributions other than Elective Deferral Contributions.

                    d) [ ] the Member for Member Contributions and Rollover Contributions. Us for Employer Contributions including Elective Deferral Contributions.






Amend No. 3 Effective April 1, 2003        30    Annuity Contract No. GA 4-42423

   3) LOANS. Loans to a Member are not permitted, unless otherwise specified in (a) below.

         a) |X| (Only available if (1)(a) above is selected and the Trustee agrees to hold the promissory note.) Loans are available to a Member subject to the provisions of Plan Section 5.06.

                i) The Loan Administrator(s) is/are: (Fill in the person(s) or position(s) authorized to administer the Member loan program. Principal Life Insurance Company cannot be named.)

                       DONALD A. PITCHER OR DEBRA J. BARRICK
                       -------------------------------------
                       ---------------------------------------------------------


                ii)   [ ] The minimum amount of any loan is $      1,000   . (
                      Up to $1,000.)

                iii) [ ] The maximum amount of any loan is the lesser of 50% of the Member's Vested Account, reduced by any outstanding loan balance or

                      $ ____________ (Up to $50,000.), reduced by the highest
                      outstanding loan balance during the one-year period ending on the day before the loan is made.

                      NOTE: If not selected, the maximum is the lesser of (i) 50% of the Member's Vested Account, reduced by any outstanding loan balance or (ii) $50,000, reduced by the highest outstanding loan balance during the one-year period ending on the day before the loan is made.

                iv) The number of outstanding loans for a Member shall be limited to one, unless otherwise specified in A below.

                      A. |X| The number shall be limited to _2________. (Up to
                             5.)


                v) The number of loans approved for a Member in any 12-month period shall be limited to one, unless otherwise specified in A below.

                       A. |X| The number shall be limited to ___ 2____. (Up to
                               5.)


                vi) The term of the loan shall be limited to five years, unless otherwise specified in A below.

                       A. [ ] The term of the loan shall not be limited to five years for the purchase of a Member's principal residence.












Amend No. 3 Effective April 1, 2003       31     Annuity Contract No. GA 4-42423

    4) LIFE INSURANCE coverage is not provided under this Plan, unless otherwise specified in (a) below.

                    a) [ ] (Only available if (1)(a)(i), (ii), or (iv) above is selected.) Subject to the limits and provisions of Plan Section 4.02, an Active Member may elect to have part of his Account applied to purchase life insurance coverage on his life.


     5) QUALIFYING EMPLOYER SECURITIES. Investment in Qualifying Employer Securities is not available, unless otherwise specified in (a) below.

          a) [ ] (Only available if (1)(a)(i), (ii), (Hi), or (v) above is selected.) Investment in Qualifying Employer Securities is allowed.

                i) The Member's Account resulting from the following Contributions may be invested in Qualifying Employer
                      Securities: (Select at least one.)

                      A.    [ ] Elective Deferral Contributions

                      B.    [ ] Employer Contributions other than Elective
                                Deferral Contributions

                      C.    [ ] Member Contributions and Rollover Contributions

                ii) Voting rights for Qualifying Employer Securities will be passed through to Members and the Members will be allowed to direct the voting rights of Qualifying Employer Securities for any other matter put to the vote of the shareholders, unless otherwise specified in A, B, or C below.

                      A. [ ] The Members will be allowed to direct the voting rights for Significant Corporate Events only. The Employer (or the Named Fiduciary or the Investment Manager as designated by the Employer) will have the voting rights for all other matters, unless otherwise specified in (1) below.

                             1) [ ] (Only available if (1)(a)(i) or (ii) above is selected.) The Trustee will have the voting rights for all other matters.

                      B. [ ] The Employer (or the Named Fiduciary or the Investment Manager as designated by the Employer) will have the voting rights for any matter put to the vote of the shareholders.

                      C. [ ] (Only available if (1)(a)(i) or (ii) above is selected.) The Trustee will have the voting rights for any matter put to the vote of the shareholders.













Amend No. 3 Effective April 1, 2003        32    Annuity Contract No. GA 4-42423

                 iii) Tender rights or exchange offers for Qualifying Employer Securities will be passed through to the Members, unless otherwise specified in A or B below.

                       A. [ ] Tender rights or exchange offers for Qualifying
                              Employer Securities will be determined by the Employer (or the Named Fiduciary or the
                              Investment Manager as designated by the Employer).

                       B. [ ] (Only available if (1)(a)(i) or (ii) above is selected.) Tender rights or exchange offers for Qualifying Employer Securities will be determined by the Trustee.


                 iv)   The optional forms of distribution provided in Plan
                       Section 6.01 or 6A.01, whichever applies, shall include both a single sum payment and a distribution in kind for that portion of a Member's Vested Account which is held in the Qualifying Employer Securities Fund, unless otherwise specified in A or B below.

                        A. [ ] No distribution in kind is permitted.

                        B. [ ] No single sum payment is permitted.





V. VESTING PERCENTAGE is used to determine the nonforfeitable percentage of a Member's Account resulting from our Contributions.


      The Vesting Percentage for a Member who is an Employee on or after the date he reaches Normal Retirement Age or Early Retirement Age shall be 100%. The Vesting Percentage for a Member who is an Employee on the date he becomes Totally Disabled or dies shall be 100%.


      1) FULLY VESTED CONTRIBUTIONS. Elective Deferral Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions are 100% vested. The following Employer Contribution(s) are also 100% vested at all times. (Select any that apply.)

                    a)   [ ] Matching Contributions

                    b)   [ ] Additional Contributions

                    c)   [ ] Discretionary Contributions










Amend No. 3 Effective April 1, 2003        33    Annuity Contract No. GA 4-42423

    2) A Member's Account resulting from our Contributions which are not 100% vested when made is subject to the vesting schedule selected below. (Select (a), (b), (c), (d), or (e) if some Employer Contributions are not 100% vested. If (e) is selected, fill in percentages.)


          VESTING SERVICE                       VESTING PERCENTAGE

                      (a)      (b)      (c)        (d)            (e)
                      [ ]      [ ]      [ ]        [ ]            [ ]
    Less than 1        0        0        0          0
                                                               ----------
              1        0        0        0          0
                                                               ----------
              2        0        20       0          0
                                                               ----------

              3       100       40       0         20
                                                               ----------
              4                 60       0         40
                                                               ----------
              5                 80     100         60
                                                               ----------
              6                100                 80
                                                               ----------
              7                                   100
                                                               ----------

 NOTE: The schedule in (e) must provide full (100%) vesting after 5 years of Vesting Service or must at all times be as great as the Vesting Percentage which the schedule in (d) would provide.


          A Member's Vesting Percentage determined above shall never be reduced in later years. If this Plan is or ever has been a Top-heavy Plan, the minimum vesting provisions of Plan Section 11.03 shall apply.


     3) TOP-HEAVY VESTING. A Member's Account resulting from additional Employer Contributions made to satisfy the minimum contribution requirements of Plan Section 11.04 shall be subject to the vesting schedule selected below. (Select (a), (b), or (c) if the Plan is not a 401 (k) SIMPLE Plan and does not allow any Employer Contributions other than Elective Deferral Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions.)


          VESTING SERVICE              VESTING PERCENTAGE
                                    (a)         (b)         (c)
                                    [ ]         [ ]         [ ]
                    Less than 1      0           0         100
                    1                0           0
                    2               20           0
                    3               40         100
                    4               60
                    5               80
                    6              100





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


W. VESTING SERVICE, subject to the provisions of Plan Section 1.02, shall be determined as follows: (Select (1) or (2) if some Employer Contributions are not 100% vested, if Item V(3)(a) or (b) is completed, or if Early Retirement Age is based on Vesting Service.)

                    1) [ ] ELAPSED TIME METHOD. Vesting Service is the total of an Employee's countable Periods of Service without regard to Hours of Service.

                    2) [ ] HOURS METHOD. A year of Vesting Service is a Vesting Service Period in which an Employee has at least 1,000 Hours of Service, unless otherwise specified in (a) below.

                    a)   [ ] (Up to 999.) Hours of Service.

                    b) A VESTING SERVICE PERIOD is the consecutive 12-month period ending on the last day of each Plan Year, unless otherwise specified in (i) or (ii) below. i) [ ] The consecutive 12-month period ending on each
                         ______________________________________________________.
                         (Month and day.)


                  ii) [ ] (Vesting Service Period changes.) The consecutive 12-month period ending on

                    A.   each _____________________________________ through

                    B.   _______________________________________________ and

                    C.   each following ____________________________________.
                         (Complete A using month and day, B using the same month and day as in A and the calendar year in which the last day of the last period ending on this date falls, and C using the month and day on which the new period ends.)

             c) A VESTING BREAK, when the hours method is used, is a Vesting Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Vesting Service, unless otherwise specified in (i) below.

                   i) [ ] ________ or fewer Hours of Service. (Fill in up to 500 hours but less than hours required for a year of Vesting Service.)


       NOTE: If the hours method is used, any date completed in (3), (4), or (5) below should be the first day of a Vesting Service Period. If the first day of such period is not used, service during the period in which the date occurs shall not be excluded because of these modifications. If both
       (3) and (5) are selected, the date in (5) must be before the date in (3).
       (3) and (5) cannot be used with (4). If the hours method is used and (6) is selected, service during the period in which the Employee attains the age completed in (6) shall not be excluded because of that modification.







Amend No. 3 Effective April 1, 2003       35     Annuity Contract No. GA 4-42423

     VESTING MODIFICATIONS:

     3)   [ ] Service before __________________________________________________
          is the total of an Employee's countable service with us, expressed in whole years and fractional parts of a year (counting a partial month as a complete month).

           NOTE: If selected, fill in a date on or before the date the Plan became subject to ERISA, A new plan becomes subject to ERISA on its Effective Date.

     4)    [ ] Service before
           ___________________________________________________ shall be determined under the provisions of the (Prior) Plan in effect on the day before that date.

           NOTE: If selected, fill in a date after the Effective Date.

     5)    [ ] Service before __________________________________________________
           shall not be counted.

           NOTE: If selected, fill in a date on or before the date the Plan became subject to ERISA. A new plan becomes subject to ERISA on its Effective Date.

     6) [ ] Service before an Employee attains age _______________ (Up to 18.) shall not be counted.


X. EQUIVALENCIES. Hours of Service shall be determined on the basis of actual Hours of Service for which an Employee is paid or entitled to payment, unless otherwise specified in (1), (2), or (3) below.

     1) [ ] DAYS. On the basis of days worked. An Employee shall be credited with 10 Hours of Service for each day in which he would otherwise be credited with at least one Hour of Service.

     2) [ ] WEEKS. On the basis of weeks worked. An Employee shall be credited with 45 Hours of Service for each week in which he would otherwise be credited with at least one Hour of Service.

     3) [ ] MONTHS. On the basis of months worked. An Employee shall be credited with 190 Hours of Service for each month in which he would otherwise be credited with at least one Hour of Service.


      NOTE: If selected, the equivalency shall be used for all Employees.














Amend No. 3 Effective April 1, 2003        36    Annuity Contract No. GA 4-42423

Y. WITHDRAWAL BENEFITS.


       1) VOLUNTARY. A Member may withdraw any part of his Vested Account resulting from Voluntary Contributions.

            A Member may make only two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below.

               a)   [ ] A Member may make such a withdrawal at any time.

               b)   [ ] A Member may make only _________________________ such
                    withdrawal(s) in any 12-month period.

       2) ROLLOVER. A Member may withdraw any part of his Vested Account resulting from Rollover Contributions.

               A Member may make only two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below.

               a)   [ ] A Member may make such a withdrawal at any time.

               b)   [ ] A Member may make only _________________________ such
                    withdrawal(s) in any 12-month period.

     3) [xl 401 (k) HARDSHIP. Unless otherwise specified in (a) below, a Member may withdraw any part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions (other than Qualified Matching Contributions), Additional Contributions, and Discretionary Contributions in the event of undue financial hardship. Withdrawals from the Member's Account resulting from Elective Deferral Contributions shall be limited to the amount of the Member's Elective Deferral Contributions (and earnings thereon accrued as of December 31, 1988). The withdrawal is subject to the provisions of Plan Section 5.05.

          a) [ ] Such withdrawal shall be limited to the amount of the Member's Elective Deferral Contributions (and earnings thereon accrued as of December 31, 1988).

        4) |X| AGE 59 1/2. A Member may withdraw any part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions any time after he attains age 59 1/2.

             A Member may make only two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below.

          a)   |X| A Member may make such a withdrawal at any time.

          b)   [ ] A Member may make only __________________________ such withdrawal(s) in any 12-month period.








Amend No. 3 Effective April 1, 2003       37     Annuity Contract No. GA 4-42423

     5) [ ] FIVE YEARS AS AN ACTIVE MEMBER. A Member may withdraw any part of his Vested Account resulting from Matching Contributions (other than Qualified Matching Contributions), Additional Contributions, and Discretionary Contributions at any time after he has been an Active Member for at least five years.

           NOTE: A Member's earliest Entry Date shall be used to determine his eligibility for such a withdrawal.

           A Member may make only two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below.

          a)   [ ] A Member may make such a withdrawal at any time.

          b)   [ ] A Member may make only _________________________ such
               withdrawal(s) in any 12-month period.

     NOTE: Withdrawals are subject to the distribution of benefits provisions of
     Article VI or VIA of the Basic Plan, whichever applies.


Z. RETIREMENT AND THE START OF BENEFITS.

      1) NORMAL RETIREMENT AGE is the age at which the Member's Account shall become nonforfeitable if he is an Employee. A Member's Normal Retirement Age is age 65, unless otherwise specified in (a) or (b) below.

          a)   [ ] Age _____________________. (Less than 65.)

          b)   [ ] The older of age _____________________(Up to 65.) or his age on the (Select (i) or(ii).)


                  i) [ ] date __________ (Up to 5.) years after the first day of the Plan Year in which his earliest Entry Date occurred.

                    ii) [ ] earlier of the date _______ (Up to 5.) years after his Hire Date or the date 5 years after the first day of the Plan Year in which his earliest Entry Date occurred.

            The provisions of (b) are modified as follows:

          c) [ ] A Member's Normal Retirement Age shall not be older than age _______________________________. (Up to 70.)



      2) START OF RETIREMENT BENEFITS. A Member may choose to have retirement benefits begin on or after his Normal Retirement Date and before he ceases to be an Employee, unless otherwise specified in (a) below.

          a) [ ] A Member may not choose to have retirement benefits begin before he ceases to be an Employee.



Amend No. 3 Effective April 1, 2003        38    Annuity Contract No. GA 4-42423

   3) EARLY RETIREMENT DATE. (Select (a) or (b).)

         a) |X| Early Retirement Date is the first day of the month before a Member's Normal Retirement Date which he selects for the start of retirement benefits. This day shall be on or after the date the Member ceases to be an Employee and reaches Early Retirement Age. A Member reaches Early Retirement Age on the date the following requirement(s) are met: (Select at least one. A Member's Account is 100% vested if he is an Employee on or after he reaches this age.)

                i) |X| He is age 55_____.

                ii) [ ] He has _________years of Vesting Service.

               iii) [ ] He is within _______years of Normal Retirement Date.

               iv) [ ] He has been an Active Member _____________years based on his earliest Entry Date.

          b) [ ] Early retirement is not permitted.


    4) VESTED BENEFIT MODIFICATIONS. Plan Section 5.03 permits an Inactive Member to elect to start benefits after he ceases to be an Employee. The start of benefits is modified as follows: (Select (a) or (b), if applicable.)

          a) [ ] An Inactive Member cannot elect to receive benefit payments from that part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions before he becomes Totally Disabled (Retirement Date or death, if earlier). A small Vested Account, as defined in Plan Section 10.11, shall be paid earlier in a single sum. (Select (i), if applicable.)

                i) [ ] Such restriction shall not apply to that part of an Inactive Member's Vested Account resulting from Elective Deferral Contributions.

          b) [ ] An Inactive Member cannot elect to receive benefit payments from that part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions before he has ceased to be an Employee for a period of time (Retirement Date or death, if earlier). Payment of a small Vested Account, as defined in Plan
                Section 10.11, shall also be delayed. (Select (i), if applicable.)

                 i) [ ] Such restriction shall not apply to that part of an Inactive Member's Vested Account resulting from Elective Deferral Contributions.
                 The period of time is (Select (ii) or (Hi).)

                 ii)      [ ]    ______months. (Up to 60.)

                 iii)      [ ]    _____years. (Up to 5.)



Amend No. 3 Effective April 1, 2003      39      Annuity Contract No. GA 4-42423

     5) The REQUIRED BEGINNING DATE for a Member who is a 5-percent Owner, as defined in Plan Section 7.02, is the April 1 of the calendar year following the calendar year in which he attains age 70 1/2.

          The Required Beginning Date for any Member who is not a 5-percent Owner, as defined in Plan Section 7.02, is the April 1 of the calendar year following the later of the calendar year in which he attains age 70 1/2 or the calendar year in which he retires, unless otherwise specified in (a) below.

     a) [ ] LATER OF AGE 70 1/2 OR RETIRE FOR BENEFITS ACCRUED AFTER DATE. The Required Beginning Date is the April 1 of the calendar year following the calendar year in which he attains age 70 1/2, except that the Required Beginning Date for benefits accrued after the later of the adoption or effective date of the amendment to the Plan changing the Required Beginning Date is the April 1 of the calendar year following the later of the calendar year in which he attains age 70 1/2 or the calendar year in which he retires.

          If (5)(a) is not selected and the Plan previously provided for a Required Beginning Date based on age 70 1/2 for all Members, the following shall apply to any Member who is not a 5-percent Owner, as defined in Plan Section 7.02.

          b) Any such Member attaining age 70 1/2 in years after 1995 may elect by April 1 of the calendar year following the calendar year in which he attained age
                70 1/2 (or by December 31, 1997 in the case of a Member attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which he retires, unless otherwise specified in (i) below.

                i) [ ] NO DEFERRAL. (Only available if (5)(a) above is not selected.) The Member shall begin receiving distributions by the April 1 of the calendar year following the year in which he attained age 70 1/2 (or by December 31, 1997 in the case of a Member attaining age 70 1/2 in 1996).

           c) Any such Member attaining age 70 1/2 in years prior to 1997 may elect to stop distributions which are not purchased annuities and recommence by the April 1 of the calendar year following the year in which he retires, unless otherwise specified in (i) below.

               i) [ ] NO STOPPING. (Only available if (5)(a) above is not selected.) The Member may not elect to stop distributions.


                 If the Member is permitted to stop distributions, there shall be a new Annuity Starting Date upon recommencement, unless otherwise specified in (ii) below.

               ii) [ ] NO NEW ANNUITY STARTING DATE. (Only available if (5)(a) and (5)(c)(i) above are not selected.) There shall be no new Annuity Starting Date.









Amend No. 3 Effective April 1, 2003       40     Annuity Contract No. GA 4-42423

      6) AUTOMATIC ROLLOVER OF SMALL AMOUNTS PAYMENT. If any part of a distribution made under Plan Section 10.11 is an Eligible Rollover Distribution which is equal to or more than $1,000 and for which the Distributee has not elected otherwise, such Eligible Rollover Distribution shall be rolled over to an Individual Retirement Account (IRA) with an affiliate of Principal Life Insurance Company, unless otherwise specified in (a) below. (See Plan Section 10.02.)

             a) [ ] Such Eligible Rollover Distribution shall be paid to the
                    Distributee.


AA. FORMS OF DISTRIBUTION FOR RETIREMENT BENEFITS.

          1) OPTIONS. The options available under the Plan shall be those specified in Plan Section 6.02 (includes life annuities) unless otherwise specified in (a) below.

             NOTE: If this Plan is a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan which is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417, (a) below cannot be selected.

               a) [ ] The options available under the Plan shall be those specified in subparagraph (a)(2) of Plan Section 6A.02 (does not include life annuities or full flexibility option), unless otherwise specified in (i) below.

                   i) [ ] The only options available under the Plan shall be the options specified in subparagraph (a)(1) of Plan
                          Section 6A.02 (single sum payment and distribution in kind).

             NOTE: If the Plan later becomes a direct or indirect transferee of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan which is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417, then the options available under the Plan shall be those specified in Plan Section 6.02 and the selections in (1) above shall be void.


          2) The options specified in Plan Section 6.02 (includes life annuities) may be modified as provided below. (Select any that apply.)

               a) [ ] NO FULL FLEXIBILITY OPTION. (Only available if (1)(a) above is not selected.) The full flexibility option shall not be available.

               b) [ ] SINGLE SUM LIMITED. (Only available if (1)(a) above is not selected; Item U(1)(a)(v) is not selected; Item U(5)(a) is not selected; and Items Y(3), (4), and (5) are not selected.) A Member may not receive a single sum payment of that part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions (Select (i) or (ii).)


                    i) [ ] at any time.







Amend No. 3 Effective April 1, 2003       41     Annuity Contract No. GA 4-42423

                  ii) [ ] before his Retirement Date or the date he becomes
                      Totally Disabled, if earlier.

                  If (2)(a) is not selected, the full flexibility option shall not be available for that part of a Member's Vested Account which he cannot receive in a single sum.

                  NOTE: A small Vested Account, as defined in Plan Section 10.11, shall be paid in a single sum.

      3) If the Plan is being amended to eliminate or restrict an optional form of distribution and the Plan provides a single sum distribution form that is otherwise identical to the optional form of distribution eliminated or restricted, the amendment shall not apply to any distribution with an Annuity Starting Date earlier than the first day of the second Plan Year following the Plan Year in which the amendment is, adopted, unless otherwise specified in (a) below.

            a) [ ] 90 DAYS AFTER SUMMARY. The amendment shall not apply to any distribution with an Annuity Starting Date earlier than the earlier of (i) the 90th day after the date the Member receiving the distribution has been furnished a summary that reflects the amendment and satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.


AB. ADOPTING EMPLOYERS. (Identify Adopting Employers below.)

      NOTE: The Plan must meet the minimum coverage requirement of Code Section 410(b) taking into account all employees of Controlled Groups and Affiliated Service Groups. If you are a member of such a group, other employers in the group may need to adopt this Plan in order for your Plan to meet this requirement. Some employers of the group may also choose to adopt this Plan even though not required. Use this item to identify the other employers in the group whose employees may become Members.

      1) There are no Adopting Employers, unless otherwise specified in (a) below.

            a) [ ] The Adopting Employers listed in (3) below establish a separate plan for the benefit of their Employees or participate with us in a single plan, as specified.

      2) Separate Plans or Single Plan.

             a) SEPARATE PLANS. Adopting Employers may establish a separate plan for the exclusive benefit of their Employees. The establishment of an Adopting Employer's separate plan shall be evidenced in writing according to the provisions of Plan
                   Section 2.04.










Amend No. 3 Effective April 1, 2003        42    Annuity Contract No. GA 4-42423

                NOTE: A separate plan should not be established unless (i) each plan can meet the minimum coverage requirement of Code Section 410(b) separately or (ii) the combined plans can meet the minimum coverage requirement of Code Section 410(b) and the nondiscrimination requirement of Code Section 401 (a) (4). The combined plans may not meet the requirement of Code Section 401(a)(4) if the plans provide fora discretionary Matching Contribution or Discretionary Contribution which is determined separately for each Adopting Employer.

           b) SINGLE PLAN. Adopting Employers may participate with us in a single plan. An Adopting Employer's agreement to participate in this Plan shall be evidenced in writing according to the provisions of Plan Section 2.05.

                NOTE: The provisions of Plan Section 10.03 shall apply in the case of the merger of this Plan with any Prior Plan of an Adopting Employer participating with us in a single plan.














Amend No. 3 Effective April 1, 2003         43   Annuity Contract No. GA 4-42423

Amend No. 3 Effective April 1, 2003         44   Annuity Contract No. GA 4-42423

By executing this Adoption Agreement, we, the Employer, adopt the "Principal Financial Group Prototype for Savings Plans" for the exclusive benefit of our Employees. Our selections and specifications contained in this Adoption Agreement and the terms, provisions, and conditions provided in the Principal Financial Group Prototype Basic Savings Plan constitute our PLAN. No other basic plan may be used with this Adoption Agreement.

It is understood that Principal Life Insurance Company is not a party to our Plan and shall not be responsible for any tax or legal aspects of our Plan. We assume responsibility for these matters. We acknowledge that we have counseled, to the extent necessary, with selected legal and tax advisors. The obligations of Principal Life Insurance Company shall be governed solely by the provisions of its contracts and policies. Principal Life Insurance Company shall not be required to look into any action taken by the Plan Administrator, Named Fiduciary, Trustee, Investment Manager, or us and shall be fully protected in taking, permitting, or omitting any action on the basis of our actions. Principal Life Insurance Company shall incur no liability or responsibility for carrying out actions as directed by the Plan Administrator, Named Fiduciary, Trustee, Investment Manager, or us.

                           (Complete in black ink.)

 This Adoption Agreement is executed     ______________________________________.

 FOR THE EMPLOYER

 By my signature, I certify that I have reviewed the terms of and the Items selected within this Adoption Agreement. If the Plan has a Trust Agreement in effect, I hereby certify that a copy of this Plan document shall be provided to each Trustee and proper signatures will be obtained on the appropriate attachment to the Basic Plan.

 [ ] (Only available if Item U(1)(a)(i) is selected.) By my signature, I hereby direct the Trustee under the Discretionary Trust Agreement to enter into the Principal Financial Group Electronic Linkage5" Group Custodial Agreement.

 [ ] (Only available if Item U(1)(a)(v) is selected.) By my signature, I hereby direct Delaware Charter Guarantee & Trust Company, conducting business under the trade name of Trustar(R) Retirement Services, to enter into the Principal Financial Group Electronic LinkageSM Group Custodial Agreement.

 [ ] (Only available if Item U(1)(a)(v) is selected.) By my signature, I hereby direct Delaware Charter Guarantee & Trust Company, conducting business under the trade name of Trustar(R) Retirement Services, to enter into the Principal Self-directed Brokerage Account.SM

 By    _________________________________________________________________________
                                   (Signature)

  Business Title   _____________________________________________________________

 I I By my signature above, I hereby execute this Adoption Agreement on behalf of each Adopting Employer identified in Item AB.

  ACKNOWLEDGMENT BY THE NAMED FIDUCIARY (Complete if other than the Employer.)

  By ___________________________________________________________________________
                                   (Signature)




Amend No. 3 Effective April 1, 2003        45    Annuity Contract No. GA 4-42423

This Plan is an important legal document. It may not fit your situation. You will want to consult with your lawyer on whether it does fit your situation and on its tax and legal implications, for which neither Principal Life Insurance Company, nor its agents, can assume responsibility.

 Failure to properly fill out this Adoption Agreement may result in disqualification of this Plan. Principal Life Insurance Company will inform you of any amendments made to the Plan or of the abandonment of the Plan. The address of Principal Life Insurance Company is 711 High Street, Des Moines, Iowa 50392-0001. When you first adopt the prototype, Principal Life will assign a contact person and give you a toll-free number. If you have not been assigned a contact person, call 1-800-543-4015, extension 88126, for assistance.

 You may rely on an opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

 You may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77.

 In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.


Amend No. 3 Effective April 1, 2003        46    Annuity Contract No. GA 4-42423

Item S(3)(a): The method used to limit Annual Additions to the Maximum Permissible Amount:















 Item S(4): For Limitation Years beginning before January 1, 2000, the method used to satisfy the 1.0 limitation of Code Section 415:
















 Item S(6): The method used to meet the minimum contribution and benefit requirements in Plan Years when this is a Top-heavy Plan:










Amend No. 3 Effective April 1, 2003              Annuity Contract No. GA 4-42423